Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the quarterly report of Alico, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2022, as filed with the Securities and Exchange Commission on February 6, 2023, (the “Form 10-Q”), I, Perry Del Vecchio, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2023	By:	/s/ Perry Del Vecchio
Perry Del Vecchio
Chief Financial Officer
(Principal Financial and Accounting Officer)